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                              FORM OF STOCK CERTIFICATE
                                    ROCKSHOX, INC.

INCORPORATED UNDER THE LAWS                          ---------------------------
  OF THE STATE OF DELAWARE                           ---------------------------

This Certifies that



is the record holder of

           FULLY PAID AND NON ASSESSABLE SHARES OF COMMON STOCK, PAR VALUE
                 $.01 PER SHARE, BEING THE SHARES REPRESENTED HEREBY.

of ROCKSHOX, INC., hereinafter designated the "Corporation," transferable on the share register of the Corporation upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

    WITNESS the facsimile seal of the Corporation and the facsimile signatures
of its duly authorized officers.                      Dated

                                         SEAL


              President                               Secretary
                                        [BACK]

    The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to the applicable laws or regulations:

                                                                                    Custodian
                                                                             -------          -------
TEN COM  - as tenants in common                  UNIF GIFT MIN ACT--
TEN ENT  - as tenants by the entireties                                        (Cust)         (Minor)
JT TEN   - as joint tenants with right of                                 under Uniform Gifts to Minors
           survivorship and not as
           tenants in common

    Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED ____________________ HEREBY SELL, ASSIGN AND TRANSFOR UNTO

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
- --------------------------------------

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------
        NAME AND ADDRESS OF TRANSFEREE SHOULD BE PRINTED OR TYPEWRITTEN

- --------------------------------------------------------------------------------
____________________ SHARES OF THE STOCK REPRESENTED BY THE WITHIN CERTIFICATE
AND DO HEREBY IRREVOCABLY CONSTITUTE AND APPOINT _______________________________ ATTORNEY TO TRANSFER THE SAID SHARES ON THE SHARE REGISTER OF THE WITHIN NAMED CORPORATION, WITH FULL POWER OF SUBSTITUTION IN THE PREMISES.

DATED: _________________________________    ___________________________________
                                                           SIGNATURE

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.